UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Allergan, Inc.

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FOR IMMEDIATE RELEASE

ALLERGAN TO HOLD SPECIAL MEETING OF STOCKHOLDERS ON ORIGINALLY

SCHEDULED DATE OF DECEMBER 18 WITHOUT RESTRICTION

Allergan Board Committed to Providing Stockholders with Forum to Express Opinion on Valeant

Value Proposition

Valeant and Pershing Square Agree to Dismiss Pending Litigation in Delaware

Irvine, Calif., (September 15, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today announced that it has reached an agreement with Pershing Square Capital Management, L.P. (“Pershing Square”) and Valeant Pharmaceuticals (NYSE: VRX) (“Valeant”) under which Allergan will hold the Special Meeting of Stockholders (the “Special Meeting”) on the originally scheduled date of December 18, 2014, without restriction, and Pershing Square and Valeant will dismiss their pending litigation before the Delaware Court of Chancery. In connection, Allergan has established an October 30, 2014 record date for stockholders entitled to vote at the Special Meeting.

Given the Special Meeting will be held on the same date Allergan already announced, today’s announcement eliminates the distraction and cost of unnecessary litigation over the Company’s bylaws and underscores the Allergan Board of Directors’ long-standing commitment to providing stockholders with a forum to express their opinion on the value proposition offered by Valeant.

The United States District Court for the Central District of California has set October 28, 2014 as the hearing date for Allergan’s motion for a preliminary injunction against Valeant and Pershing Square for violations of the federal securities laws, including insider trading. Allergan continues to believe that stockholders should have the opportunity to make decisions regarding their investment in the Company based on compliant, full and fair disclosures, and to ensure that any stockholders voting on corporate matters acquired their shares in accordance with the law. If Allergan’s motion is granted, the injunction would prevent Valeant, Pershing Square, and William A. Ackman from voting their shares at any meeting of stockholders.

Allergan continues to believe that Valeant’s unsolicited exchange offer is grossly inadequate, and the Board is confident in the Company’s ability to create significantly more value than Valeant’s offer. In this regard, the Company recently recorded the strongest increase in absolute dollar sales in any quarter in the Company’s history, and again delivered sales and earnings per share growth above the high end of expectations. Allergan’s value creation plan for its stockholders will significantly reduce costs in 2015 by approximately $475 million annually relative to its prior strategic plan, while preserving the Company’s ability to deliver double digit sales growth across the next five years. Over the same five year period, Allergan expects to generate compounded annual adjusted EPS growth of more than 20 percent, including estimated 2016 EPS at approximately $10.00.

Allergan strongly recommends that stockholders reject Valeant’s exchange offer and prevent Valeant from taking control of Allergan at a price that does not appropriately reflect the underlying value of Allergan’s assets, operations and prospects, including its industry-leading position and projected growth opportunities.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,700 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding Allergan’s earnings per share, strategic plan, and business performance. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC that has been mailed to stockholders of the Company. In addition, the Company has filed a definitive solicitation statement with the SEC on August 8, 2014 that has been mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by the Company at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at www.allergan.com. Copies of these materials may also be requested from Allergan’s information agent, Innisfree M&A Incorporated, toll-free at 877-800-5187. The Company, its directors and certain of its officers and employees are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 5, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

FOR IMMEDIATE RELEASE

Allergan Comments on Pershing Square’s Delivery of

Additional Requests from Stockholders Owning 1.5% of Allergan’s Shares

Irvine, Calif., (September 11, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today commented on Pershing Square Capital Management, L.P.’s (“Pershing Square”) delivery of additional requests from stockholders owning 1.5% of Allergan’s shares to call a Special Meeting of Stockholders (the “Special Meeting”). Allergan will review these requests in addition to the requests from stockholders owning 2.8% of Allergan’s shares that were delivered on September 3, 2014. The Company issued the following statement:

Notwithstanding Pershing Square and Valeant Pharmaceuticals International, Inc.’s (“Valeant”) efforts to change the subject, Allergan recognizes that what actually matters is value, and that’s what the Company is focusing on delivering to stockholders. In that regard, Allergan’s current strategic plan (2014 through 2019) is expected to deliver a compounded annual growth rate of greater than 20% EPS growth, including estimated 2016 EPS at approximately $10.00.

Allergan has already scheduled the Special Meeting for December 18, 2014. As such, the delivery of additional requests for the Special Meeting by Pershing Square is not a meaningful development. The lawsuit in California is seeking an order barring Valeant, Pershing Square, Mr. Ackman, and entities affiliated with them from voting shares that Allergan believes were acquired in violation of the federal securities laws, including insider trading. If Allergan’s motion for a preliminary injunction is granted, it would prevent Valeant, Pershing Square, and Mr. Ackman from voting their shares at any meeting of stockholders.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,700 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding Allergan’s earnings per share, strategic plan, and business performance. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC that has been mailed to stockholders of the Company. In addition, the Company has filed a definitive solicitation statement with the SEC on August 8, 2014 that has been mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by the Company at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at www.allergan.com. Copies of these materials may also be requested from Allergan’s information agent, Innisfree M&A Incorporated, toll-free at 877-800-5187. The Company, its directors and certain of its officers and employees are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 5, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

FOR IMMEDIATE RELEASE

Allergan Provides Update on Written Requests from Pershing Square Regarding Special

Meeting of Stockholders

Irvine, Calif., (September 4, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today provided an update regarding the validity of the written requests from Allergan stockholders that were delivered by Pershing Square Capital Management, L.P. (“Pershing Square”) to request a Special Meeting of Stockholders (the “Special Meeting”).

According to a review conducted by Allergan and its independent inspector, Pershing Square has delivered requests that comply as to form with Allergan’s bylaws from stockholders owning more than 25% of Allergan’s shares, which does not include the additional requests from stockholders owning 2.8% of Allergan’s shares that were delivered on September 3, 2014.

Allergan is scheduled to hold a Special Meeting on December 18, 2014. Stockholders who have requested the Special Meeting must further update and supplement the information previously provided to Allergan to show ongoing compliance as of the record date and as of ten business days prior to the Special Meeting. The Company will announce additional details regarding the Special Meeting in due course.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,700 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding Allergan’s earnings per share, strategic plan, and business performance. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC that has been mailed to stockholders of the Company. In addition, the Company has filed a definitive solicitation statement with the SEC on August 8, 2014 that has been mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by the Company at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at www.allergan.com. Copies of these materials may also be requested from Allergan’s information agent, Innisfree M&A Incorporated, toll-free at 877-800-5187. The Company, its directors and certain of its officers and employees are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 5, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449